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                                 Exhibit 99.1

                                   ACC CORP.

                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                         As Adopted on January 19, 1996


          1.      Purpose.  The purpose of this Non-Employee Directors' Stock
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Option Plan (the "Plan") is to secure for ACC CORP., a Delaware corporation (the
"Company"), and its shareholders the benefits of the incentive inherent in increased stock ownership by members of the Company's Board of Directors (the "Board") who are not also employees of the Company or any of its subsidiaries (a "Non-Employee Director"). Options to purchase shares of the Company's Class A Common Stock, $.015 par value, or such other shares as are substituted pursuant to Paragraphs 5(e) or 5(f) below (the "Common Stock"), shall be granted to Non-Employee Directors of the Company pursuant to the terms of this Plan.

          2.      Eligibility.  Each Non-Employee Director shall be eligible to
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receive grants of non-qualified stock options in accordance with the specific provisions of Paragraph 4 below ("Options"). The adoption of this Plan shall not be deemed to give any Director any right to be granted an Option to purchase Common Stock except to the extent and upon such terms and conditions consistent with this Plan as may be determined by the Executive Compensation Committee of the Board (the "Committee").

          3.      Limitation on Aggregate Shares.  The maximum number of shares
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of Common Stock with respect to which Options may be granted under this Plan and which may be issued upon the exercise thereof shall not exceed, in the aggregate, 250,000 shares, subject to adjustment pursuant to Paragraph 5(e) below; provided, however, that if any Options granted under this Plan expire unexercised or are cancelled, terminated or forfeited in any manner without the issuance of Common Stock thereunder, the shares with respect to which such Options were granted shall resume the status of being available for issuance under this Plan. Such shares of Common Stock may be either authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine.

          4.      Terms and Conditions of Options.  Options granted under this
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Plan shall be subject to such terms and conditions and evidenced by written agreements in such form as shall be determined from time to time by the Committee and shall in any event be subject to the terms and conditions set forth in this Plan. In the event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.

          (a) Options to Current Directors.  Each Non-Employee Director as of
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January 19, 1996 shall receive, as of such date, an Option (an "Initial Option")
to purchase 5,000 shares of Common Stock.
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          (b) Annual Options.  Each year on the date of the Annual Meeting of
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the Company's Shareholders (the "Annual Meeting"), commencing with the 1996
Annual Meeting, each Non-Employee Director elected at such meeting shall automatically receive an Option to purchase 5,000 shares of Common Stock.

          (c) Option Price.  The Option price per share of Common Stock shall be
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100% of the "Fair Market Value" of a share of Common Stock as of  the date of grant (the "Option Price"). The Fair Market Value of the Common Stock on any given date means (i) the Closing Price quoted for the Company's Common Stock in the National Association of Securities Dealers Automated Quotation System ("Nasdaq System") National Market List on the last business day immediately preceding the date of grant of the Option; or (ii) if there are no reported sales on such date, then the mean between the closing high bid and low asked prices as reported by the Nasdaq System for such date (or, if not so reported, then as reported for that date by the system then regarded as the most reliable source of such quotations); or (iii) if there are no reported sales or quotations, as the case may be, on the given date, the value determined pursuant to (i) or (ii) using the reported sale prices or quotations on the last previous date on which so reported; or (iv) if none of the foregoing clauses apply, the fair market value as determined in good faith by the Committee.

          (d) Term of Options.  Each Option shall be exercisable for ten
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years and one day after its date of grant.

          (e) Exercise of Options.  Options shall be exercised by written notice
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to the Company (to the attention of the Treasurer of the Company) accompanied by payment in full of the Option Price with respect to the number of Options being exercised. Payment of the Option Price may be made, at the discretion of the Non-Employee Director: (i) in cash (including check, bank draft or money order); (ii) by delivery of Common Stock already owned for at least six months by the Non-Employee Director, which shall be valued at the Fair Market Value thereof on the date of exercise; or (iii) by delivery of a combination of cash and Common Stock; provided, however, that the Committee may, in the exercise of its discretion, require the Option Price to be paid in cash.

          (f) Rights as a Shareholder.  No Non-Employee Director shall have any
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rights as a shareholder with respect to any shares covered by an Option until the date a stock certificate for such shares is issued to him or her. Except as otherwise provided herein, no adjustments shall be made for dividends or distributions of other rights for which the record date is prior to the date such stock certificate is issued.

          5.   Additional Provisions.
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          (a) Conditions and Limitations on Exercise.  The Initial Options
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granted hereunder shall be exercisable in full immediately upon their date of grant. All other Options granted hereunder shall be exercisable in full ("vest") on the first anniversary of their date of grant. Notwithstanding the foregoing, (i) no Option shall be exercisable prior to
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the adoption of the Plan by the Company's shareholders at the Company's 1996
Annual Meeting, as provided in Paragraph 9 below, and (ii) no shares of Common Stock issuable upon the exercise of an Option may be sold, assigned, pledged or otherwise transferred for a period of six months after the later to occur of (x) the adoption of the Plan by the Company's shareholders and (y) the grant of the Option, as specified in Rule 16b-3 (or other period of time specified in such rule as it may be amended from time to time) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          (b) Termination of Service as a Director.  Any vested Option shall be
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exercisable during the holder's term as a Director of the Company in accordance with its terms and, except if the Director is removed from office for cause, shall remain exercisable for one year following the date of his/her termination of service as a Director regardless of the reason therefor, including, but not limited to, his/her resignation or retirement from the Board, disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), or death, subject to the earlier expiration of the term of such Option as defined in Paragraph 4(d) above.

          (c) Registration and Compliance with Laws and Regulations.  It shall
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be a further condition to any exercise of an Option and the purchase of shares of Common Stock pursuant thereto that the Company's counsel be satisfied that the issuance of such shares will be in compliance with the Securities Act of 1933, as amended, and any other laws applicable thereto, and the Company shall be entitled to receive such other information, assurances, documents, representations or warranties as it or its counsel may reasonably require with respect to such compliance. Additionally, if deemed necessary by Company counsel, appropriate restrictive legends may be placed on any certificate for shares received by an optionee pursuant to the exercise of an Option and the Company may cause stop transfer orders to be placed against such certificate(s). The Committee may at any time impose any limitations upon the exercise of an Option or the sale of the Common Stock issued upon exercise of an Option that, in the Committee's discretion, are necessary or desirable in order to comply with Section 16 of the Exchange Act and the rules and regulations thereunder.

          (d) Nontransferability of Options.  Options may not be transferred,
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assigned, pledged or hypothecated (whether by operation of law or otherwise)
other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by Section 414(p) of the Code,
Section 206(d)(3)(B) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder, and, during the lifetime of the person to whom they are granted, may be exercised only by such person (or his or her guardian or legal representative).

          (e) Adjustment for Change in Common Stock.  If the outstanding Common
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Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination, exchange of shares, or the like, or dividends payable in shares of the Common Stock or other securities or assets, an appropriate adjustment shall be made by the Committee in the aggregate number of shares
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available under the Plan, in the number of shares subject to Options to be granted thereafter pursuant to Paragraphs 4(a) and 4(b), and in the number of shares and price per share subject to outstanding Options. Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of any Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares.

          (f) Change in Control of the Company.  All unvested Options then
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outstanding under this Plan shall automatically become exercisable in full upon the occurrence of any of the following events, each of which shall be deemed a "change in control" of the Company: (1) a merger or other business combination approved by the Company's shareholders; (2) the acquisition by a third party of more than 50% of the total outstanding shares of the Company's Common Stock; or
(3) a change in the composition of the Company's Board of Directors such that a majority of the Board consists of Directors other than the incumbent Directors and the nominees of the incumbent Directors; provided, however, that in all
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events the Committee shall have the discretion to determine that a particular transaction does not constitute a "change in control" for purposes of this subparagraph. In the event of a change in control of the Company, the Options may be assumed by the successor corporation or a parent of such successor corporation or substantially equivalent options may be substituted by the successor corporation or a parent of such successor corporation. However, if the successor corporation does not assume the Options or substitute options, then, if not exercised prior to the effective date of the change in control of the Company, the value of each unexercised Option, as measured by (i) the difference between the Fair Market Value of the Company's Common Stock as of the date that is five trading days prior to the effective date of the change in control less the Option Price of each Option, multiplied by (ii) the number of shares of Common Stock covered by each such Option, shall be paid in cash to the Option holder no later than the effective date of the change in control of the Company, and each such Option shall thereupon be cancelled.

          (g) Liquidation or Dissolution.  In the event of the liquidation or
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dissolution of the Company, the Options shall terminate immediately prior to the liquidation or dissolution if not exercised prior to such date.

          (h) Taxes.  The Company shall, to the extent it is required to do so
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under applicable federal, state or local rules or regulations, withhold (or secure payment from the Non-Employee Director in lieu of withholding) the amount of all withholding and other taxes due with respect to the exercise of any Options under this Plan, and the Company may defer such issuance unless indemnified to its satisfaction. To satisfy such obligations, the Company shall withhold that number of shares issuable pursuant to the exercise of any Option hereunder as shall have a Fair Market Value (as of the date of exercise) equal to the amounts required to be withheld, unless the Non-Employee Director shall first pay the Company the amount of such obligations in cash or by surrendering to the Company previously-acquired shares of Common Stock that have such a Fair Market Value.
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          6.      Administration.  This Plan shall be administered by the
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Committee.  It is intended that the Plan will constitute a "formula plan" within the meaning of Rule 16b-3 under the Exchange Act. The provisions of the Plan and of any Option agreement made pursuant to the Plan will be interpreted and applied accordingly.

          The Committee shall have full power to construe and interpret this Plan and Options granted hereunder, to establish and amend rules for its administration and to correct any defect or omission and to reconcile any inconsistency in this Plan or in any Option granted hereunder to the extent the Committee deems desirable to carry this Plan or any Option granted hereunder into effect. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Company, all Non-Employee Directors who have received grants under the Plan and all other interested parties.

          7.      Termination and Amendment of Plan.  At any time the Committee
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may suspend or terminate this Plan and make such changes or amendments as it deems advisable; provided, however, that all such changes and amendments are
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made in compliance with Rule 16b-3 of the Exchange Act (as such rule may be amended from time to time); that no such change or amendment shall be effective without the prior approval of the shareholders of the Company that would: (i) except as provided in Paragraph 5(e) hereof, increase the maximum number of Shares for which Options may be granted under this Plan; (ii) change the eligibility requirements for those entitled to participate in this Plan; or
(iii) materially increase the benefits accruing to participants in this Plan; and further provided, that Paragraphs 4, 5(a) and 5(b) shall not be amended more
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than once every six months (other than to comply with the federal securities laws, the Code, or ERISA).  No Options shall be granted hereunder after January
19, 2006.   Notwithstanding any termination of the Plan, the terms of the Plan shall continue to apply to Options granted prior to any such termination.

          8.      Notices.  Notices required or permitted to be made under the
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Plan shall be sufficiently made if personally delivered to the Non-Employee
Director or sent by regular mail addressed (a) to the Non-Employee Director's address as set forth in the books and records of the Company, or (b) to the Company or the Committee at the principal office of the Company clearly marked "Attention: Executive Compensation Committee."

          9.      Effective Date of Plan.  The Plan shall be effective as of
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January 19, 1996, provided that the adoption of the Plan shall have been approved by the Company's shareholders at the Company's 1996 Annual Meeting. If the Plan is not so approved by the Company's shareholders, the Plan and all Options granted hereunder shall automatically terminate.

          10.     Governing Law.  The Plan, all Options granted hereunder and
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all actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.